UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2016

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts		02108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  Bankruptcy or Receivership

Cosi, Inc. (the “Company”), the fast-casual restaurant company, today announced that, on December 7, 2017, the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) (the “Court”) entered the Final Order Approving Notification and Hearing Procedures For Certain Transfers of Common Stock [Docket No. 520] (“Order”).  The Order sets forth the procedures, including notice requirements, that Substantial Shareholders, or potential Substantial Shareholders, must comply with regarding transfers of the Company’s common stock (“Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the Order by the Court.

Any transfer of beneficial ownership of the Company’s common stock in violation of the Procedures, including the notice requirements, are null and void ab initio, and the person or entity making such transfer will be required to take such steps as the Court determines are necessary in order to be consistent with such transfer being null and void ab initio.

For purposes of the Procedures, a “Substantial Shareholder” is any entity or individual that has beneficial ownership of at least 2,136,131 shares of common stock (representing approximately 4.5% of all issued and outstanding shares of common stock.

A copy of the Procedures is available on the Company’s website at www.getcosi.com, Investor Information, SEC Filings, Form 8-K dated December 13, 2016.

ITEM 3.03(a), (b)  Material Modification of Rights of Security Holders

The information set forth above in Item 1.03 of this Form 8-K regarding the Final Order Approving Notification and Hearing Procedures For Certain Transfers of Common Stock [Docket No. 520] is incorporated herein by reference.

ITEM 7.01.  Regulation FD Disclosure

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgi-bin/login.pl.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

ITEM 9.01(d).  Exhibits

Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Final Order Approving Notification and Hearing Procedures For Certain Transfers of Common Stock [Docket No. 520]	E

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: December 13, 2016.	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. & General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Final Order Approving Notification and Hearing Procedures For Certain Transfers of Common Stock [Docket No. 520]	E